UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2010

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
11130 Sunrise Valley Drive, Suite 300 Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☒	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 22, 2010, Tier Technologies, Inc. (the “Company” or “Tier”), issued a press release announcing the Company's financial results for the quarter and fiscal year ended September 30, 2010.  A copy of this press release is furnished with this current report as Exhibit 99.1.  As disclosed in the press release, the registrant intends to hold a conference call for investors at 8:00 a.m. Eastern Time on Tuesday, November 23, 2010.  The Company script for the conference call is furnished herewith as Exhibit 99.2, and the accompanying slide presentation is furnished herewith as Exhibit 99.3.

The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On November 22, 2010, Tier announced that its Board of Directors has authorized the Company to conduct a cash tender offer to repurchase up to an aggregate of $10 million in value of its common stock in a modified “Dutch Auction”.  The tender offer will be subject to terms and conditions to be described in an offer to purchase, letter of transmittal, and related materials that will be distributed to the Company’s stockholders and filed with the Securities and Exchange Commission.  The Company will fund the purchase of shares from cash on hand.  Tier expects to set the price range shortly before commencement of the tender offer and expects to commence the tender offer as promptly as possible.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This current report on Form 8-K is for informational purposes only and does not constitute an offer to buy or the solicitation of an offer to sell shares of Tier common stock.  The tender offer will be made only pursuant to the offer to purchase, letter of transmittal, and related materials that Tier will distribute to its stockholders and file with the Securities and Exchange Commission.  Stockholders and investors should read carefully the offer to purchase, letter of transmittal, and related materials before making any decision with respect to the tender offer, because these materials will contain important information, including the various terms of, and conditions to, the tender offer.  Stockholders and investors may obtain a free copy of the tender offer statement on Schedule TO, the offer to purchase, letter of transmittal, and other documents that Tier will file with the Securities and Exchange Commission at the Commission’s website at www.sec.gov when these documents become available. Stockholders may also request a copy of these documents, when they become available, from Tier at no cost by writing or telephoning Tier at: Tier Technologies, Inc., Attention: Keith S. Omsberg, 11130 Sunrise Valley Drive, Suite 300, Reston, Virginia, 20191, Telephone: 571-382-1000.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1
Press release titled “Tier Reports Fiscal 2010 Fourth Quarter and Year End Results; Announces Intention to Repurchase up to $10 Million in Common Stock in Dutch Auction Tender Offer,” issued by the Company on November 22, 2010.

99.2	Script for November 23, 2010 earnings conference call.
99.3	Slide presentation for November 23, 2010 earnings conference call.

Exhibits 99.1, 99.2 and 99.3 shall be deemed to be furnished and not filed by the company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: November 22, 2010

Exhibit Index

Exhibit No.	Description
99.1
Press release titled “Tier Reports Fiscal 2010 Fourth Quarter and Year End Results; Announces Intention to Repurchase up to $10 Million in Common Stock in Dutch Auction Tender Offer,” issued by the Company on November 22, 2010.

99.2	Script for November 23, 2010 earnings conference call.
99.3	Slide presentation for November 23, 2010 earnings conference call.